Connect to Health™ Allscripts Investor Presentation – January 2009 EXHIBIT 99.1

Forward Looking Statements
This communication contains forward-looking statements within the meaning of the federal securities laws.
Statements regarding future events, developments, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-
looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; our ability to establish and maintain strategic relationships; undetected errors or similar problems in our software products; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry; possible regulation of the Company’s software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; our ability to attract and retain qualified personnel; our ability to identify and complete acquisitions, manage our growth and integrate acquisitions; the ability to recognize the benefits of the merger with Misys Healthcare Systems, LLC
(“MHS”); the integration of MHS with the Company and the possible disruption of current plans and operations as a result thereof; maintaining our intellectual property rights and litigation involving intellectual property rights;
risks related to third-party suppliers; our ability to obtain, use or successfully integrate third-party licensed technology; breach of our security by third parties; and the risk factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our 2007 Annual Report on Form 10-K available through the Web site maintained by the Securities and Exchange Commission at www.sec.gov. The Company
undertakes no obligation to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

The Story…
There is Now a Clear Market Leader…
- 150,000 Physicians
- 700 Hospitals
- Top-Rated in All Product Categories
… that is Strong and Stable
- Revenue ~ $700mm
- Electronic Health Records ~ $200mm
- Revenue Cycle Management (Practice Management + Claims
Processing) ~ $400mm
- Health System Solutions ~ $100mm
- Recurring Revenue ~ $400mm
… in a Growing Market
- Market Size ~ $10b
- Growth ~ 15-20% in EHR markets
1 2008 Year-End KLAS Report
1

Why Allscripts + Misys?
› Brought two market leaders together
› 110,000 + 40,000
› Perfectly positioned to win in a vibrant,
growing market with a $10B market
opportunity
– Electronic Health Record
– Revenue Cycle Management
› ~$1B cross-sell opportunity within base
› $20+M in cost synergies

IDX

ALLSCRIPTS
Inform. Connect. Transform.

MISYS

Allscripts

Allscripts

2001:
Form Partnership to Bring Allscripts EHR
to IDX PM Base
Install Base (2001) = 138,000 MDs Primarily
in Larger Practices
A Proven Approach
Install Base (2008) = 110,000 MDs Primarily in
Small-Mid Sized Practices
2008:
Allscripts and Misys Come Together
Bringing EHR to Misys PM Base
Practice Management System
Electronic Health Record

U.S HEALTHCARE – REPORT CARD

Uncontrollable Spend	$2.2 Trillion (~ 1/5 of GDP)
Significant Waste	$700 Billion (~ 1/3 of Total Spend)
Unacceptable Quality	98,000 Deaths and 1.5 Million Injuries from Medical Errors, 7,000 Deaths from Medication Errors

Allscripts™

6 The Time is Now…

7 Practice Automation is Critical to the Fix… › Increases the Quality of Care › Takes Costs Out › Increase Reimbursement › Improves Patient Safety › Increases Patient Satisfaction

MEET
THE
PRESS

CONGRESS OF THE UNITED STATES
CONGRESSIONAL BUDGET OFFICE

CBO

Allscripts™

The Path is Clear…
“We're investing in electronic medical records
and other technologies that can drive down
healthcare costs.”
- President-elect Barack Obama
“Cost savings from a mandatory requirement
that Medicare providers adopt and use HIT as
a condition of participating in the Medicare
program…savings total $34 billion over 10
years from physicians and hospitals .”
- CBO
1 Congressional Budget Office – 12/08 – Budget Options Vol. I – Health Care
1

Key Trends Driving Technology Adoption Now
› Declining Reimbursement for Physicians
› Incentives for Technology Adoption
- ePrescribing CMS Incentive ~ $3,000 to $4,000 per MD/year
- PQRI Incentive ~ $3,000 to $4,000 per MD/year
- Stark Safe Harbor Enables Hospitals to Fund up to 85% of EHR
and up to 100% of ePrecribing
› EHRs Increasingly Seen as a “Standard of Practice”
› Patients Are Not Patient Anymore

› < 20% Physician
Penetration
› < 10% in Smaller
Groups
The Opportunity is Significant
The Electronic
Health Record
Revenue Cycle
Management
› ~10% to 20% of PM
Systems Replaced/Yr.
› Allscripts 3 Largest
Claims Processing
Clearinghouse
+
Significant
Upside
› Lower IT
Penetration than
Any Sector of
Economy
=
All Results in a $10+ Billion Market Opportunity
rd

11 A Great Place to Start…Our Client Base › 150,000 MDs and 700+ Hospitals Across the U.S. › 90,000 MDs without an EHR › ~ $1B Cross-Sell Opportunity

12 12
Professional EHR + PM
EDI
~40% penetration
1.3k practices
65k physicians
Enterprise EHR + PM
EDI
~10% penetration
170k practices
241k physicians
Professional EHR + PM
ASP-Based EHR
EDI
Segment Allscripts Offering Penetration/Size
~20% penetration
33k practices
227k physicians
Independent
Practices
1-3 physicians
Leadership Across the Ambulatory Market
Small to Mid-Sized
Physician Practices
4-25 Physicians
Large Physician
Practices
26-200+ Physicians

Connect Solutions
• Connect Portal
• Connect Messaging Services
Community Care
…… ……
Clinical Solutions
• Professional EHR
• Enterprise EHR
• MyWay
• ePrescribe
• Document Management
• Medication Services
• Clinical Trials
• Patient Access Solutions
Business Solutions
• PM/ Revenue Cycle Services
• Payerpath / EDI
Ambulatory
Care
Emergency Department
Care Management
• Utilization Management
• Discharge Planning
• Documentation Integrity
• Quality Management
Stark Offerings
• EHR Solutions
• ePrescribe
Acute
Care
Homecare
• Home Health & Private Duty
• Hospice
Referral Management
• Referral Management Plus
• Mobile
• Core System Integration
Post-Acute
Care
A Diversified Portfolio

Our Operating Leaders…
Vern Davenport
President
Clients:
21,000+ clients
Small to mid-sized practices
Employees:
~1,700 employees
160 sales reps (30 inside)
Laurie McGraw
President
Clients:
5,000 clients
Large Physicians Practices,
IDNs, and Hospitals
Employees:
~350 employees
35 sales reps (9 inside)
Jeff Surges
President
Clients:
700 hospitals
6,000 post-acute providers
600+ homecare and hospice
agencies
Employees:
~300 employees
35 sales reps (5 inside)
Professional
Solutions
Enterprise
Solutions
Health Systems
Group

15 15
Waves of Healthcare IT Adoption
Electronic
Health Record
Market
Enhance the efficiency and
quality of the visit
Wave
2
Allscripts Leadership in EHR
Product and Blue Chip
Client Base
Practice
Management
Market
Enhance the
effectiveness of the
practice
Wave
1
Misys Leadership in Building
Practice Management / Claims
Management Client Base
Connectivity
and
Information
Market
Enhance the health of the
patient and the practices
bottom line
Wave
3
AllscriptsMisys Leadership in
New Solutions and Services

16 Bloomberg of Healthcare The Real Power Comes When You Connect

17 The Allscripts Equation Market Growth/Expansion Opportunity + Market Leadership + Innovation + Financial Stability = Strongest Player in an Expanding Market

18 Financial Overview * * * * * *

2009 Outlook
($ in millions - unaudited pro forma)
Fiscal
Fiscal Guidance
2008 2009
Bookings $317.7 N/A
Revenue $684.2 $700.0 to $715.0
Less: PI (15.0) 0.0
Adjusted Revenue $669.2 $700.0 to $715.0
Non-GAAP Net Income $62.6 $76.0 to $82.0
Less: Physicians Interactive (1.1) 0.0
Less: Synergies Timing 0.0 0.0
Less: Amortization Timing 0.0 0.0
Non-GAAP Net Income $61.5 $76.0 to $82.0
Non-GAAP Net Income Per Share $0.43 $0.49 to $0.53
Pro Forma Share Count 148.0 154.0
Note: Fiscal 2008 reflects actual results for Misys Healthcare (under U.S GAAP) for the year ended May 31, 2008 and the trailing 12-months for Allscripts for the period ended June 30, 2008.
Note 2: Adjusted earnings is a non-GAAP financial measure. See reconciliation to comparable GAAP measure on page 24.

Non-GAAP Net Income Potential
($ in millions - unaudited pro forma)
Fiscal Fiscal
2008 2009
Earnings Before Taxes, as reported $57.5 $96.0 to $106.0
Taxes (Assumed @ 40% in 09 and 39% in 08) (22.4)                ($38.0 to $45.0)
Net Income $35.1 $58.0 to $64.0
Adjustments: (tax adjusted @ 40% in 09 and 39% in 08)
Stock-Based Compensation $5.4 $6.6
Deal-Related Amortization 14.0                  11.4
One-Time Costs / Transaction Related Expenses 8.1                   -
Physicians Interactive (1.1)                  -
Total Adjustments $26.4 $18.0
Non-GAAP Net Income $61.5 $76.0 to $82.0
Non-GAAP Net Income Growth 42% 24% to 33%

Illustrative Revenue Sensitivity Analysis
Four Year Cumulative Penetration Rates
110,000 MDs
20% Assumed EHR Penetration
88,000 Addressable EHR Market
20% 30% 40% 50% 60%
License/Service Fees $165m $248m $330m $410m $495m
Annual Maintenance $20m $30m $40m $50m $60m

Significant and Realizable Synergy Opportunity
› Cost synergies of $20m+, pre-tax,
expected in first year following
transaction close
- Up to $25m to $30m, pre-tax, in annual
cost savings within the next few years
- Main drivers of cost synergies include:
R&D, Marketing, Sales, Administrative
Functions
› Revenue synergies from cross-selling
into respective client bases is expected
to be ~$7m+ in FY 2009
› Increased operating leverage expected
to result in mid teens EPS growth
Projected Cost Synergies
$20m+
$25 - $30m
First Year
Run Rate

Capital Structure
(shares in millions)
Ownership %
Allscripts Outstanding Shares 63.0 41.4%
Allscripts Shares Issued to Misys plc 82.9 54.5%
Shares Underlying Remaining Debentures 2.5 2.3%
"In the Money" Options 2.4 1.5%
Unvested Restricted Stock Units 0.4 0.2%
Outstanding Equity as of Closing 151.1 100.0%
Estimated Number of RSU Grants in FY 2009 4.0 to 4.5

24 Summary a complete portfolio of solutions… for practices in all sizes/areas… a footprint of 1 of 3 MDs in the U.S. Products Target Client Base